                                                                       EXHIBIT 4



                                POWER OF ATTORNEY

         The undersigned do hereby severally constitute and appoint Andrew M. Vought and Steven Moore and each of them singly, our true and lawful attorneys and agents, to do any and all things and acts in our names in the capacities indicated below and to execute any all instruments for us and in our names in the capacities indicated below which said persons, or either of them, may deem necessary or advisable to enable the undersigned to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of this
Schedule 13D, including specifically, but not limited to, power and authority to sign for us or any of us in our names in the capacities indicated below and any and all amendments, including any amendments to this Schedule 13D; and we hereby ratify and confirm all that said persons, or either of them, shall do or cause to be done by virtue hereof.

         In evidence thereof the undersigned, being duly authorized, hereby execute this Power of Attorney in counterpart as of this 11th day of October 2001.


                                      /s/ Gary Bloom
                                    _______________________________________
                                    Gary Bloom


                                      /s/ Charles Cotton
                                    _______________________________________
                                    Charles Cotton


                                      /s/ Marco De Benedetti
                                    _______________________________________
                                    Marco De Benedetti


                                      /s/ Dr. Hermann Hauser
                                    _______________________________________
                                    Dr. Hermann Hauser


                                      /s/ Professor Andrew Hopper
                                    _______________________________________
                                    Professor Andrew Hopper


                                      /s/ Martin K. Jackson
                                    _______________________________________
                                    Martin K. Jackson


                                      /s/ Peter T. Morris
                                    _______________________________________
                                    Peter T. Morris


                                      /s/ Debajyoti Pal
                                    _______________________________________
                                    Debajyoti Pal

                                    /s/ Patrick Sayer
                                  ___________________________________________
                                  Patrick Sayer


                                    /s/ Andrew M. Vought
                                  ___________________________________________
                                  Andrew M. Vought


                                    /s/ Giuseppe Zocco
                                  ___________________________________________
                                  Giuseppe Zocco


                                  Clarium Holdings Limited


                                    /s/ Clarium Holdings Limited
                                  ___________________________________________
                                  Name:
                                  Title

                                     Providence Investment Company Limited


                                       /s/ Providence Investment Company Limited
                                     ___________________________________________
                                     Name:
                                     Title


                                     Abacus Trustees (Jersey) Limited


                                       /s/ Abacus Trustees (Jersey) Limited
                                     ___________________________________________
                                     Name:
                                     Title

                                     Olivetti International S.A. Holding


                                       /s/ Olivetti International S.A. Holding
                                     ___________________________________________
                                     Name:
                                     Title:


                                     Olivetti S.p.A.


                                       /s/ Olivetti S.p.A.
                                     ___________________________________________
                                     Name:
                                     Title:

                                       /s/ Susan S. Tai
                                     ___________________________________________
                                     Susan S. Tai


                                       /s/ David Y. Wong
                                     ___________________________________________
                                     David Y. Wong

                                     The Grantor Retained Annuity Trust dated
                                     June 5, 2000


                                       /s/ Susan S. Tai
                                     ___________________________________________
                                     Name:  Susan S. Tai
                                     Title: Trustee

                                  The Grantor Retained Annuity Trust dated
                                  June 5, 2000


                                    /s/ David Y. Wong
                                  _____________________________________________
                                  Name:  David Y. Wong
                                  Title: Trustee

                                  The Wong-Tai Trust 2000 dated September 14,
                                  2000


                                    /s/ Susan S. Tai
                                  ______________________________________________
                                  Name:  Susan S. Tai
                                  Title: Trustee


                                    /s/ David Y. Wong
                                  ______________________________________________
                                  Name:  David Y. Wong
                                  Title: Trustee